Initial Public Offering	12 Months Ended
Dec. 31, 2022
Initial Public Offering Disclosure Abstract
Initial Public Offering

Note 3 — Initial Public Offering

Pursuant to the IPO, the Company sold 5,000,000 Units, (at a price of $10.00 per Unit. Each Unit consists of one Class A ordinary share, one-half of one redeemable warrant and one right. Each whole warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Each right entitles the holder to receive one-tenth (1/10) of one Class A ordinary share upon consummation of the initial Business Combination.

On April 15, 2021, the underwriter fully exercised their over-allotment option with respect to the 750,000 option units resulting in gross proceeds of $7,500,000.